                    Registration No. 33-49240


S E C U R I T I E S   A N D   E X C H A N G E   C O M M I S
S I O
N
                     Washington, D.C.  20549


              POST-EFFECTIVE AMENDMENT NO. 3
                                   to
                          F O R M  S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF
1933
             OF SECURITIES OF UNIT INVESTMENT TRUSTS
                    REGISTERED ON FORM N-8B-2



A.                            Exact Name of Trust:

                   TAX EXEMPT SECURITIES TRUST,
                            SERIES 360
B.
                            Name of Depositor:

              SMITH BARNEY INC.

C. Complete address of depositor's principal executive office:

          SMITH BARNEY
               INC.
        388 Greenwich Street
       New York, New York  10013



D.   Name and complete address of agent for service:

       LAURIE A. HESSLEIN
         Smith Barney
         Inc.
   388 Greenwich Street
    New York, New York  10013


 It is proposed that this filing will become effective August 18,
1995
                 pursuant to paragraph (b) of Rule 485.

                   TAX EXEMPT SECURITIES TRUST

                      CROSS-REFERENCE SHEET
                    Pursuant to Regulation C
                under the Securities Act of 1933

           (Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

            I.  Organization and General Information
1. . . . . . . . . (a) Name of trust   Prospectus front cover
(b) Title of securities issued . .
2.Name and address of each depositor   Sponsors: Prospectus back
cover
3. . . . Name and address of trustee   Trustee
4.Name and address of each principal underwriterSponsors:
Prospectus back cover
5. . .State of organization of trust   Tax Exempt Securities
Trust
6.Execution and termination of trust agreementTax Exempt
Securities                                        Trust - The
Trust:
                                       Amendment and Termination

                                     of the Trust Agreement 7. .
 . . . . . . . . Changes of name   *
8. . . . . . . . . . . . Fiscal year   *
9. . . . . . . . . . . . .Litigation   *


            II. General Description of the Trust and
                     Securities of the Trust

10.(a) Registered or bearer securities Rights of Unit Holders
(b) Cumulative or distributive securities
  (c) Redemption . . . . . . . . . .
  (d) Conversion, transfer, etc. . .
  (e) Periodic payment plan. . . . .   *
  (f) Voting rights. . . . . . . . .
  (g) Notice to certificate holders    Rights of Unit Holders -

                                   Reports and Records:

                            Sponsors -
                                       Responsibility: Trustee -

                                    Resignation: Amendment

                               and Termination of the

                          Trust Agreement -
                                       Amendment
  (h) Consents required. . . . . . . Sponsors - Responsibility:

                                  Amendment and Termination

                              of the Trust Agreement   (i) Other
provisions . . . . . . . Tax Exempt Securities Trust - Tax Status

11.Type of securities comprising units Prospectus front cover:

                                   Tax Exempt Securities

                             Trust - Portfolio
12.Certain information regarding periodic
   payment certificates. . . . . . .   *

13.. .(a) Load, fees, expenses, etc.   Prospectus front cover:

                                   Summary of Essential

                            Information; Public
                                       Offering - Offering
                                       Price; Public Offering -

                                   Sponsors' and
                                       Underwriters' Profits:

                                  Tax Exempt Securities

                            Trust - Expenses and

                     Charges

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

            II.  General Description of the Trust and
                     Securities of the Trust
  (b) Certain information regarding periodic
        payment certificates . . . .   *
  (c) Certain percentages. . . . . . Public Offering - Offering
Price
  (d) Certain other fees, etc, payable by holders
  Rights of Unit Holders - Certificates
  (e) Certain profits receivable by depositors,
      principal underwriters, trustee or
      affiliated persons . . . . . . Public Offering - Sponsors'

                                   and Underwriters' Profits:

                                Rights of Unit Holders -

                          Redemption of Units -
                                     Purchase by the Sponsors of

                                   Units Tendered for
                                     Redemption
  (f) Ratio of annual charges to income*

14.. .Issuance of trust's securities   Tax Exempt Securities

                                 Trust - The Trust: Rights

                               of Unit Holders -
                                       Certificates
15.Receipt and handling of payments from purchasers*
16.Acquisition and disposition of underlying
  securities . . . . . . . . . . . . Tax Exempt Securities Trust

                                   - Portfolio: Sponsors -

                            Responsibility
17.. . . . .Withdrawal or redemption   Rights of Unit Holders -

                                   Redemption of Units
18.(a) Receipt, custody and disposition of incomeRights of Units
Holders -                                       Distribution of
Interest                                        and Principal:
Rights of                                        Unit Holders -
Reports                                        and Records
  (b) Reinvestment of distributions    *
  (c) Reserves or special funds. . . Rights of Unit Holders -

                               Distribution of Interest

                          and Principal: Tax Exempt

                      Securities Trust - Expenses

                    and Charges - Other Charges   (d) Schedule of
distributions. . .   *
19.. . Records, accounts and reports   Rights of Unit Holders -

                                   Reports and Records:

                            Rights of Unit Holders -

                        Distribution of Interest

                     and Principal
20.Certain miscellaneous provisions of trust agreementAmendment and Termination of the Trust
  (a) Amendment. . . . . . . . . . . Agreement: Trustee -
Resignation: Trustee -
  (b) Termination  . . . . . . . . . Resignation: Trustee -
Limitations on Liability:
  (c) and (d) Trustee, removal and successorSponsors -
Responsibility: Sponsors - Resignation
  (e) and (f) Depositors, removal and successor
21.. . . . Loans to security holders   *
22.. . . . .Limitations on liability   Sponsors - Limitations on

                                     Liability: Trustee -
                                       Limitations on Liability:

                                     Tax Exempt Securities

                               Trust - Portfolio
23.. . . . . . .Bonding arrangements   *
24.Other material provisions of trust agreement*



______
  *  Inapplicable, answer negative or not required.

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

                III.  Organization, Personnel and
                 Affiliated Persons of Depositor
25.. . . .Organization of depositors   Sponsors
26.. . . Fees received by depositors   *
27.. . . . . .Business of depositors   Sponsors
28.Certain information as to officials and
   affiliated persons of depositors    [Contents of Registration
Statement]
29.. Voting securities of depositors   *
30.. .Persons controlling depositors   *
31.Payments by depositor for certain services
   rendered to trust . . . . . . . .   *
32.Payments by depositors for certain other services
   rendered to trust . . . . . . . .   *
33.Remuneration of employees of depositors for
   certain services rendered to trust  *
34.Remuneration of other persons for certain services
   rendered to trust . . . . . . . .   *


            IV.  General Description of the Trust and
                     Securities of the Trust

35.Distribution of trust's securities by statesPublic Offering -
Distribution of Units
36.Suspension of sales of trust's securities*
37.Revocation of authority to distribute*
38.. . . .(a) Method of distribution   Public Offering -
Distribution of Units
  (b) Underwriting agreements. . . .
  (c) Selling agreements . . . . . .
39.(a) Organization of principal underwritersSponsors
  (b) N.A.S.D. membership of principal underwriters
40.Certain fees received by principal underwriters*
41.(a) Business of principal underwritersSponsors
  (b) Branch offices of principal underwriters*
  (c) Salesmen of principal underwriters*
42.Ownership of trust's securities by certain persons*
43.Certain brokerage commissions received by principal
   underwriters. . . . . . . . . . .   *
44.. . . . . (a) Method of valuation   Prospectus front cover:

                                   Public Offering -
                                       Offering Price: Public

                                  Offering - Distribution

                              of Units
  (b) Schedule as to offering price    *
  (c) Variation in offering price to certain personsPublic
Offering - Distribution of Units
45.. Suspension of redemption rights   *
46.. . . . .(a) Redemption Valuation   Rights of Unit Holders -

                                   Redemption of Units -

                            Computation of Redemption

                          Price per Unit
  (b) Schedule as to redemption price  *
47.Maintenance of position in underlying securities
  Public Offering - Market for Units: Rights of Unit Holders -
Redemption of Units - Purchase by the Sponsors of Units
  tendered for Redemption; Rights of Unit Holders - Redemption of Units - Computation of Redemption Price per Unit
______
  *  Inapplicable, answer negative or not required.
       Form N-89B-2                          Form S-6
Item Number                    Heading in Prospectus

             V.  Information Concerning the Trustee
                          or Custodian
48.Organization and regulation of trusteeTrustee
49.. . .Fees and expenses of trustee   Tax Exempt Securities

                                 Trust - Expenses and

                          Charges
50.. . . . . . . . . .Trustee's lien   Tax Exempt Securities

                                 Trust - Expenses and

                          Charges - Other Charges


            VI.  Information Concerning Insurance of
                      Holders of Securities

51.Insurance of holders of trust's securities*


                    VI.  Policy of Registrant

52.  (a) Provisions of trust agreement with respect to
     selection or elimination of underlying securitiesProspectus front cover: Sponsors-Responsibility
  (b)Transactions involving elimination of
     underlying securities . . . . .   *
  (c)Policy regarding substitution or elimination
     of underlying securities. . . . Sponsors - Responsibility
(d)Fundamental policy not otherwise covered*
53.  Tax status of trust . . . . . . Prospectus front cover: Tax

                                   Exempt Securities Trust -

                              Tax Status


          VIII.  Financial and Statistical Information

54.  Trust's securities during last ten years*
55.  . . . . . . . . . . . . . . . .   *
56.  Certain information regarding periodic payment
  securities . . . . . . . . . . . .   *
57.  . . . . . . . . . . . . . . . .   *
58.  . . . . . . . . . . . . . . . .   *
59.  Financial statements (Instruction 1(c) to form S-6)
  Statement of Financial Condition of The Tax Exempt Securities
Trust







______
  *  Inapplicable, answer negative or not required.





NATIONAL TRUST 179


[S][C]
In the opinion of counsel, under existing law interest income to the Trusts and, with certain exceptions, to Unit holders is exempt from all Federal income tax. In addition, in the opinion of counsel, the interest income of each State Trust is similarly exempt from state income taxes in the state for which such Trust is named. Capital gains, if any, are subject to tax. Investors should retain both parts of this Prospectus for future reference.
THE INITIAL PUBLIC OFFERING OF UNITS IN THE TRUSTS
HAS BEEN COMPLETED.  THE UNITS OFFERED HEREBY ARE
ISSUED AND OUTSTANDING UNITS WHICH HAVE BEEN
ACQUIRED BY THE SPONSORS EITHER BY PURCHASE FROM
THE TRUSTEE OF UNITS TENDERED FOR REDEMPTION OR
IN THE SECONDARY MARKET.  SEE PART B, "RIGHTS OF
UNIT HOLDERS--REDEMPTION OF UNITS--PURCHASE BY
THE SPONSORS OF UNITS TENDERED FOR REDEMPTION"
AND "MARKET FOR UNITS".  THE PRICE AT WHICH THE
UNITS OFFERED HEREBY WERE ACQUIRED WAS NOT LESS
THAN THE REDEMPTION PRICE DETERMINED AS PROVIDED
HEREIN.  SEE PART B, "RIGHTS OF UNIT HOLDERS--
REDEMPTION OF UNITS--COMPUTATION OF REDEMPTION
PRICE PER UNIT".
THE TAX EXEMPT SECURITIES TRUST, SERIES 360 consists of
1 underlying separate unit investment Trust (the "Trust") designated as National Trust 179, formed for the purpose of obtaining for its Unit holders tax-exempt interest income and conservation of capital through investment in a fixed portfolio of municipal bonds rated at the time of deposit A or better by Standard & Poor's Corporation or Moody's
Investors Service, with certain ratings being provisional or conditional. (See "Portfolio of Securities".) The Trust is comprised of a fixed portfolio of interest-bearing obligations issued on behalf of states, counties, territories, possessions and municipalities of the United
States and authorities or political subdivisions thereof. The interest on all bonds in the Trust is, in the opinion of recognized bond counsel to the issuers of the obligations, (i) exempt under existing law (except in certain instances depending upon the Unit holders) from all Federal income tax and (ii) subject to the alternative minimum tax under the Tax Reform Act of 1986 as respects the required inclusion in the alternative minimum tax base of one-half of adjusted net book income of corporate Unit holders (see Part B, "Tax Exempt Securities Trust -
 Taxes").
THE OBJECTIVES of the Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio consisting primarily of municipal bonds. There is, of course, no guarantee that the Trust's objectives will be achieved since the payment of interest and preservation of principal are dependent upon the continued ability of the issuers of the bonds to meet such obligations.
THE PUBLIC OFFERING PRICE of the Units is equal to the aggregate bid price of the underlying securities in the Trust's portfolio divided by the number of Units outstanding, plus a sales charge equal to 5% of the Public Offering Price (5.263% of the aggregate bid price of the securities per Unit). A proportional share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.
THE SPONSORS, although not obligated to do so, intend to maintain a market for the Units at prices based upon the aggregate bid price of the underlying Securities, as more fully described in Part B, "Market for Units". If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption, at prices based upon the aggregate bid price of the underlying Securities.
MONTHLY DISTRIBUTIONS of principal and interest received by the Trust will be made on or shortly after the fifteenth day of each month to holders of record on the first day of that month. For further information regarding the distributions by the Trust, see the "Summary of Essential Information".
 THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION,
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

Prospectus Part A dated August 18, 1995
Note: Part A of this Prospectus may not be distributed unless accompanied by Part B.

TAX EXEMPT SECURITIES TRUST, SERIES 360
NATIONAL TRUST 179
SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30,
1995+

Sponsor:SMITH BARNEY INC.
Trustee:UNITED STATES TRUST COMPANY OF NEW YORK
Evaluator:KENNY S&P EVALUATION SERVICES


Principal Amount of Securities in Trust$13,565,000
Number of Units 13,894
Fractional Undivided Interest in Trust per Unit 1/13,894
Principal Amount of Securities in Trust per Unit$976.32
Public Offering Price per Unit #*$1,017.98
Sales Charge (5% of Public Offering Price)#$      50.89
Approximate Redemption and Sponsor's Repurchase Price
per Unit
 (per Unit Bid Price of Securities)#**$967.09
Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit$62.58
Less Estimated Annual Expenses per Unit$       1.67
Estimated Net Annual Income per Unit$60.91
Monthly Income Distribution per Unit$5.07
Daily Rate (360-day basis) of Income Accrual per
Unit$.1691
Estimated Current Return Based on Public Offering Price#
5.98%
Estimated Long-Term Return# 5.68%

#Subject to changes in the prices of the underlying securities. The aggregate bid price of the securities is determined on each business day as of the Evaluation Time.
*Plus $13.37 per Unit representing accrued interest and the net of cash on hand, accrued expenses and amounts distributable to Unit holders through the expected date of settlement (three business days after June 30, 1995). (See "Public Offering--Offering Price".) **Plus $17.43 per Unit representing accrued interest and the net of cash on hand, accrued expenses and amounts distributable to Unit holders of record as of June 30, 1995 on a pro rata basis. (See "Redemption of Units--Computation of Redemption Price per Unit".)

Record Dates:  The first day of each month
Distribution Dates:  The fifteenth day of each month
Evaluation Time: Close of trading on the New York Stock
Exchange (currently 4:00 P.M. New York time)
Date of Deposit and Trust Agreement:  July 29, 1992
Mandatory Termination Date:  January 1, 2040
Minimum Value of Trust: Trust may be terminated if the value of the Trust is less than $7,000,000
Trustee's Annual Fee: $1.03 per $1,000 principal amount of bonds ($13,972 per year on the basis of bonds in the principal amount of $13,565,000) plus expenses.
Evaluator's Fee:  $.30 per bond per evaluation          Number of
issues:   28           Number of States:   16
Sponsor's Annual Portfolio Supervision Fee: Maximum of $.25 per $1,000 face amount of the underlying Bonds


As of June 30, 1995, 18 (70%) of the Bonds were rated by Standard
& Poor's Corporation (14% being rated AAA, 38% being rated AA,
16% being rated A and 2% being rated BBB), 10 (30%) were rated by Moody's Investors Service (6% being rated Aaa, 9% being rated
Aa, 9% being rated A and 6% being rated Baa). Ratings assigned by the bond rating services are subject to change from time to time.

Additional Considerations - Investment in the Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates. Approximately 37% of the Bonds in the Trust consist of hospital revenue bonds (including obligations of health care facilities). Approximately 20% of the Bonds in the Trust consist of obligations of municipal housing authorities. Approximately 6% of the Bonds in the Trust consist of bonds which are subject to the Mortgage Subsidy Bond Tax Act of 1980. Approximately 28% of the Bonds in the Trust consist of bonds in the power facilities category. (See Part B, "Tax Exempt Securities Trust-Portfolio" for a brief summary of additional considerations relating to certain of these issues.)

+The percentages referred to in this summary are each computed on the basis of the aggregate bid price of the Bonds as of June 30, 1995.

FINANCIAL AND STATISTICAL INFORMATION
Selected data for each Unit outstanding


IncomePrincipal
UnitsNet AssetDistributionsDistributions
Period EndedOutstandingValue Per UnitPer UnitPer Unit

April 30, 199314,000$1,035.19$29.55$-

April 30, 199413,951980.7761.988.69

April 30, 199513,894973.0661.3215.33

INDEPENDENT AUDITORS' REPORT
To the Unit Holders, Sponsor and Trustee of
Tax Exempt Securities Trust, Series 360 National Trust 179:

We have audited the accompanying balance sheet of Tax Exempt
Securities Trust, Series 360 National Trust 179, including the portfolio of securities, as of April 30, 1995, and the related statements of operations and changes in net assets for each of the years in the two-year period ended April 30, 1995 and for the period from July 29, 1992 (date of deposit) to April 30, 1993. These financial statements are the responsibility of the Trustee (see Note 6). Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tax Exempt Securities Trust, Series 360 National Trust 179 as of April 30, 1995, and the results of its operations and changes in its net assets for each of the years in the two-year period ended April 30, 1995 and for the period from July
29, 1992 (date of deposit) to April 30, 1993, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP
New York, New York
August 4, 1995

TAX EXEMPT SECURITIES TRUST, SERIES 360
NATIONAL TRUST 179
BALANCE SHEET
April 30, 1995


ASSETS

Investments in tax exempt bonds, at market value
(Cost $13,620,019) (Note 3 to Portfolio of
Securities)$13,267,139
Accrued interest      252,949
Cash        1,149
Total Assets$13,521,237

LIABILITIES AND NET ASSETS

Accrued expenses        1,491

Net Assets (13,894 units of fractional undivided interest outstanding):

Original cost to investors (Note 1)$14,757,983
Less initial underwriting commission (sales charge)
 (Note 1)      694,000
14,063,983
Cost of securities sold or redeemed since date of deposit
 (July 29, 1992) (443,964)
Net unrealized market depreciation     (352,880)
13,267,139
Undistributed net investment income      242,558
Undistributed proceeds from securities sold or redeemed
10,049
Net Assets   13,519,746
Total Liabilities and Net Assets$13,521,237

Net asset value per unit$973.06

STATEMENTS OF OPERATIONS

For the period from
July 29, 1992
For the years ended April 30,through
19951994April 30, 1993
Investment Income-interest (Note 2)$     876,145$     888,200$
673,713
Less expenses:
Trustee's fees and expenses 20,98120,31413,922
Evaluator's fees        2,394       2,505       1,284
Total expenses       23,375      22,819      15,206
Net investment income      852,770     865,381     658,507

Realized and unrealized gain on investments:
Net realized gain (loss) on securities transactions
  (Note 5) 5,578(442)-
Net (increase) decrease in unrealized market
 depreciation      100,550    (637,372)     183,942
Net gain (loss) on investments      106,128    (637,814)     183,942
Net increase in net assets resulting from
operations$958,898$227,567$842,449

The accompanying Notes to Financial Statements are an integral part of these financial statements.

TAX EXEMPT SECURITIES TRUST, SERIES 360
NATIONAL TRUST 179
STATEMENTS OF CHANGES IN NET ASSETS


For the period from
July 29, 1992
For the years ended April 30,through
19951994April 30, 1993
Operations:
Net investment income$852,770$865,381$658,507
Net realized gain (loss) on securities transactions
  (Note 5) 5,578(442)-
Net (increase) decrease in unrealized market
  depreciation      100,550     (637,372)      183,942
Net increase in net assets resulting from operations      958,898      227,567      842,449
Distributions to Unit Holders:
Net investment income (Note 4) (853,448)(865,194)(413,700)
Proceeds from securities sold or redeemed (212,995)(121,234)-
Accrued interest at date of deposit         -             -          (188,707)
Total Distributions   (1,066,443)     (986,428)     (602,407)
Unit Redemptions by Unit Holders (Note 3):
Accrued interest at date of redemption (941)(818)-
Value of Units at date of redemption      (54,522)      (50,299)          -
Total Redemptions     (55,463)      (51,117)          -
Increase (decrease) in net assets (163,008)(809,978)240,042
Net Assets:
Beginning of period   13,682,754   14,492,732   14,252,690
End of period (including undistributed net
  investment income of $242,558, $244,177 and
  $244,807, respectively)$13,519,746$13,682,754$14,492,732

NOTES TO FINANCIAL STATEMENTS

(1) The original cost to the investors represents the aggregate initial public offering price as of the date of deposit (July 29, 1992), exclusive of accrued interest, computed on the basis of the aggregate offering price of the securities. The initial underwriting commission (sales charge) was 4.70% of the aggregate public offering price (4.932% of the aggregate offering price of the securities).
(2) Interest income represents interest earned on the Trust's portfolio and has been recorded on the accrual basis.
(3) 106 Units were redeemed by the Trustee during the period from July 29, 1992 (date of deposit) through April 30, 1995 (57 Units and 49 being redeemed in 1995 and 1994, respectively).
(4) Interest received by the Trust is distributed to Unit holders on the fifteenth day of each month, after deducting applicable expenses.
(5) The gain (loss) from the sale or redemption of securities is computed on the basis of the average cost of the issue sold or redeemed.
(6) The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal control directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Bond included in the Trust's Portfolio of Securities on the basis set forth in Part B, "Public Offering - Offering Price". Under the Securities Act of 1933, as amended (the "Act"), the
       Sponsor is deemed to be issuer of each Trust's Units. As such, the Sponsor has the responsibility of issuer under the Act with respect to financial statements of each Trust included in the Registration Statement.


TAX EXEMPT SECURITIES TRUST, SERIES 360
NATIONAL TRUST 179 - PORTFOLIO OF SECURITIES - April
30, 1995

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)
The Public Hospital Board of Lauderdale
County and the City of Florence, Alabama,
Revenue Bonds, Eliza Coffee Memorial, AAA7/1/01 @
100$455,000$443,243
6.00% due 7/1/2021S.F. 7/1/04 @ 100

Salt River Project Agricultural Improvement and Power District, Arizona, Salt River
Project Electric System Revenue Bonds,
6.00% due 1/1/2031AA1/1/01 @ 100250,000242,125
S.F. 1/1/23 @ 100
5.50% due 1/1/2028AA1/1/02 @ 100750,000673,875
S.F. 1/1/20 @ 100
5.00% due 1/1/2030AA1/1/02 @ 100500,000414,215
S.F. 1/1/27 @ 100

Meridian Metropolitan District, Douglas
County, Colorado, General ObligationA3*12/1/01 @ 101565,000596,380
Refunding Bonds, 7.50% due 12/1/2011S.F. 12/1/02 @ 100

District of Columbia, Association of
American Medical Colleges Revenue AA-2/15/00 @ 102690,000725,397
Bonds, 7.50% due 2/15/2020S.F. 2/15/11 @ 100

Miami, Florida, Health Facilities
Authority, Hospital Revenue Refunding
Bonds, Mercy Hospital,
8.125% due 8/1/2011A*8/1/98 @ 102250,000275,303
S.F. 8/1/01 @ 100
7.35% due 8/1/2015 (p)Aaa*8/1/99 @ 1021,000,0001,109,290

Orlando, Florida, Utilities Commission,
Water & Sewer Subordinated Revenue Aa*10/1/99 @
100875,000738,518
Bonds, 5.00% due 10/1/2023S.F. 10/1/21 @ 100

St. Petersburg, Florida, Health
Facilities Authority, Allegheny Health
System Revenue Bonds, St. Mary's Aaa*12/1/99 @ 102240,000268,171
Hospital, 7.75% due 12/1/2015S.F. 12/1/06 @ 100

Illinois Health Facilities Authority
Revenue Bonds, Edward Hospital Assoc.A2/15/02 @
102500,000511,780
Project, 7.00% due 2/15/2022S.F. 2/15/13 @ 100

Illinois Health Facilities Authority,
Revenue Bonds, Mercy Center for HealthA*10/1/02 @
102250,000245,653
Care Services, 6.65% due 10/1/2022S.F. 10/1/13 @ 100

Illinois Housing Development
Authority, Multi-Family Housing Bonds,A+7/1/01 @
102500,000537,915
8.125% due 7/1/2010S.F. 7/1/03 @ 100

Jac-Cen-Del, Indiana, Elementary School
Building Corp., First Mortgage Refunding A1/10/02 @
102585,000588,469
Bonds, 6.00% due 1/10/2011S.F. 1/10/10 @ 100


A-6



TAX EXEMPT SECURITIES TRUST, SERIES 360
NATIONAL TRUST 179 - PORTFOLIO OF SECURITIES - April
30, 1995
(Continued)

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)

City of St. Anthony, Minnesota, Housing
Development Revenue Refunding Bonds, AA7/1/02 @
102$750,000$780,668
Autumn Woods Project, 6.875% due 7/1/2022S.F. 7/1/08 @ 100

New Jersey Health Care Facilities
Financing Authority Revenue Bonds,
Elizabeth General Medical CenterBaa1*7/1/00 @ 102490,000481,606
Issue, 7.375% due 7/1/2015S.F. 7/1/07 @ 100

North Carolina Eastern Municipal Power
Agency, Power System Revenue Refunding Aaa*1/1/22 @
100365,000284,915
Bonds, 4.50% due 1/1/2024 (p)

The Hospitals and Higher Education
Facilities Authority of Philadelphia,
Pennsylvania, Hospital Revenue Bonds,
Graduate Health System Obligated BBB+7/1/02 @ 102315,000316,625
Group, 7.25% due 7/1/2018S.F. 7/1/11 @ 100

South Carolina Public Service
Authority Revenue Refunding Bonds, A+7/1/01 @ 100500,000474,580
6.00% due 7/1/2031S.F. 7/1/27 @ 100

Tennessee Housing Development Agency,
Homeownership Program Bonds, Aa*7/1/02 @ 102500,000511,565
6.80% due 7/1/2017S.F. 7/1/13 @ 100

The Cameron County, Texas, Housing
Finance Corp., Single Family Mortgage
Revenue Refunding Bonds, AAA9/1/02 @ 103240,000243,173
6.75% due 3/1/2026S.F. 9/1/16 @ 100

La Porte Independent School District,
Harris County, Texas, Unlimited Tax
Schoolhouse Bonds, 5.00% due 2/15/2012AA2/15/03 @
100175,000153,921
5.00% due 2/15/2013AA2/15/03 @ 100325,000283,598

Texas National Research Laboratory
Commission, Superconducting Super Aaa*4/1/00 @ 102195,000215,849
Collider Project, 7.125% due 4/1/2020 (p)

State of Texas, Texas Public Finance
Authority Revenue Bonds, BuildingA*2/1/98 @ 100300,000319,380
Projects, 7.375% due 2/1/2009 (p)

Intermountain Power Agency, Utah, Power
Supply Revenue Refunding Bonds,
6.00% due 7/1/2020AA7/1/95 @ 100500,000480,520
5.00% due 7/1/2021AA7/1/96 @ 1001,000,000829,810
S.F. 7/1/18 @ 100







TAX EXEMPT SECURITIES TRUST, SERIES 360
NATIONAL TRUST 179 - PORTFOLIO OF SECURITIES - April
30, 1995
(Continued)

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)

Virginia Housing Development Authority,
Multi-Family Housing Bonds, AA+5/1/02 @ 102       500,000
520,595
7.05% due 5/1/2018S.F. 5/1/13 @ 100
$13,565,000$13,267,139


The accompanying Notes are an integral part of this Portfolio.


At April 30, 1995, the net unrealized market depreciation of all tax exempt bonds was comprised of the following:


Gross unrealized market appreciation$82,790
Gross unrealized market depreciation     (435,670)
Net unrealized market depreciation$(352,880)

NOTES TO PORTFOLIO OF SECURITIES:

(1) All Ratings are by Standard & Poor's Corporation, except those identified by an asterisk (*) which are by Moody's Investors
       Service. The meaning of the applicable rating symbols is set forth in Part B, "Ratings".
(2) There is shown under this heading the year in which each issue of bonds initially or currently is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par.
       "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. The prices at which bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the bonds to the Trust. Certain bonds in the portfolio, including bonds not listed as being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. For example, see discussion of obligations of municipal housing authorities under "Tax Exempt Securities Trust-Portfolio" in Part B.
(3) The market value of securities as of April 30, 1995 was determined by the Evaluator on the basis of bid prices for the securities at such date.





       (p) It is anticipated that these bonds will be redeemed prior to their scheduled maturity, pursuant to a pre-refunding, as reflected under the column "Redemption Provisions".

            PROSPECTUS -- PART B
Note that Part B of the Prospectus may not be distributed unless accompanied by Part A.


TAX EXEMPT SECURITIES TRUST

The Trusts

         For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference
Trust Agreement dated the Date of Deposit (collectively, the "Trust Agreement"), among the sponsors, United States Trust Company of
New York, as trustee (the "Trustee"), and J.J. Kenny Co., Inc., as evaluator (the "Evaluator"). The sponsor is Smith Barney Inc. (the "Sponsor"). Each Trust containing Bonds of a state for which such Trust is named (a "State Trust") and each Long Term Trust, National Trust, Long-Intermediate Term Trust, Intermediate Term Trust,
Selected Term Trust, Short-Intermediate Term Trust and Short Term
Trust are referred to herein as the "Trust" or "Trusts," unless the context requires otherwise. On the Date of Deposit, the deposited contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the "Bonds") and/or Units of preceding Series of Tax Exempt Securities
Trust (such Bonds, if any, being referred to herein collectively as the "Securities"). The Trustee thereafter delivered to the Sponsor registered certificates of beneficial interest (the "Certificates") representing the units (the "Units") comprising the entire ownership of each Trust. The initial public offering of Units in each Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market.
See "Rights or Unit Holders -- Redemption of Units -- Purchase by the Sponsor of Units Tendered for Redemption" and "Market for Units". References to multiple Trusts in Part B herein should be read as references to a single Trust if Part A indicates the creation of only one Trust.

Objectives

         A Tax-exempt unit investment trust provides many of the same benefits as individual bond purchases, while the Unit holder avoids the complexity of analyzing, selecting and monitoring a multi-bond portfolio. The objectives of a Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is, of course, no guarantee that a Trust's objectives will be achieved since the payment of interest and the preservation of principal are dependent upon the continued ability of the issuers of the bonds to meet such obligations. Subsequent to the Date of Deposit, the ratings of the Bonds set forth in Part A - "Portfolio of Securities" may have declined due to, among other factors, a decline in creditworthiness of the issuer of said Bonds.


Portfolio

         The following factors, among others, were considered in selecting the Bonds for each Trust: (1) the Bonds are obligations of the states, counties, municipalities, territories or possessions of the United States and authorities or political subdivisions thereof, so that the interest on them will, in the opinion of recognized bond counsel to the issuing governmental authorities, given on the date of the original delivery of the Bonds, be exempt from Federal income tax under existing law to the extent described in "Tax Status" herein, (2) all the Bonds deposited in a State Trust are obligations of the state for which such Trust is named or of the counties, territories or municipalities of such state, and authorities or political subdivisions thereof, or of the Territory of Guam or the Commonwealth of Puerto Rico, so that the interest on them will, in the opinion of recognized bond counsel to the issuing governmental authorities, be exempt from Federal income tax under existing law to the extent described in "Tax Status" herein and from state income taxes in the state for which such Trust is named in each case to the extent described in "Tax Exempt Securities Trust -- Taxes ", (3) the Bonds were chosen in part on the basis of their respective maturity dates, (4) the Bonds are diversified as to purpose of issue and location of issuer, except in the case of a State Trust where the Bonds are diversified only as to purpose of issue, and (5) in the opinion of the the Bonds are fairly valued relative to other bonds of comparable quality and maturity. The rating of each issue as of a recent date is set forth in Part A, "Portfolio of Securities" (the "Portfolio"). For a description of the meaning of the applicable rating symbols as published by Standard & Poor's and Moody's, see "Bond Ratings". It should be emphasized, however, that the ratings of Standard & Poor's and Moody's represent their opinions as to the quality of the bonds which they undertake to rate, and that these ratings are general and not absolute standards of quality.

         The Bonds in the Portfolio of a Trust were chosen in part on the basis of their respective maturity dates. An Intermediate Term Trust and a Selected Term Trust will have a dollar-weighted average portfolio maturity of more than three years but not more than ten years from the Date of Deposit. A Long-Intermediate Term Trust will have a dollar-weighted average portfolio maturity of more than ten years but less than fifteen years from the Date of Deposit. A Long
Term Trust, National Trust or a State Trust not specified as to term will have a dollar-weighted average portfolio maturity of more than ten years from the Date of Deposit. For the actual maturity dates of each of the Bonds contained in a Trust, see Part A, "Portfolio of Securities". A sale or other disposition of a Bond by the Trust prior to the maturity of such Bond may be at a price which results in a loss to the Trust.
The inability of an issuer to pay the principal amount due upon maturity of a Bond would result in a loss to the Trust.

         The Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, bonds of the type deposited in the Trusts are often not available in small amounts. Investors should be aware that ordinarily the market value of bonds will decrease as prevailing interest rates increase, and will increase as interest rates decrease. In general, bonds with long term maturities (such as those held in a Long Term Trust) usually yield more than bonds with shorter term maturities (such as those held in a Short Term Trust), assuming all bonds share similar credit characteristics. Long term bonds, however, are often more vulnerable to a decline in market value than are short term bonds, in the event interest rates and yields rise. If long term bonds are held for a period approaching their maturity dates, such impact on the value of the long term bonds will be lessened.


Risk Factors

  Most of the Bonds in the Portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. (See Part A-"Portfolio Summary as of Date of Deposit" for information relating to the particular Trust described therein.) In general, a call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price, as it might be in periods of declining interest rates, than when such price valuation is less than the bond's call or redemption price. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, redemption will result in a loss of capital when compared with the original public offering price of the Units. Conversely, to the extent that a Bond was acquired at a price lower than the redemption price, redemption will result in an increase in capital when compared with the original public offering price of the Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be affected by such redemptions. Each Portfolio of Securities in Part A contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds in a Trust. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

  The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds, even though at the time of the issuance of such Bonds the interest coupons thereon represented then prevailing interest rates on comparably rated Bonds then newly issued. Bonds selling at market discounts tend to increase in market value as they approach maturity when the principal amount is payable. A market discount tax-exempt
Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. Under the provisions of the Internal Revenue Code in effect on the date of this Prospectus any ordinary income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units.

  As set forth under "Portfolio Summary as of Date of Deposit", the Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. (See Part A-"Portfolio Summary as of Date of Deposit" for information relating to the particular Trust described therein.) An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.


  General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors, including an erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the entity's control.

  As a result of the recent recession's adverse impact upon both their revenues and expenditures, as well as other factors, many state and local governments are confronting deficits and potential deficits which are the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases and/or spending reductions in order to restore budgetary balance. Failure to implement these actions on a timely basis could force the issuers to depend upon market access to finance deficits or cash flow needs.

  In addition, certain of the Bonds in the Trust may be obligations of issuers (including California issuers) who rely in whole or in part on ad valorem real property taxes as a source of revenue. Certain proposals, in the form of state legislative proposals or voter initiatives, to limit ad valorem real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on ad valorem real property taxes, has had a significant impact on the taxing powers of local governments and on the financial conditions of school districts and local governments in California. It is not possible at this time to predict the final impact of such measures, or of similar future legislative or constitutional measures, on school districts and local governments or on their abilities to make future payments on their outstanding debt obligations.

  Industrial Development Revenue Bonds ("IDRs"). IDRs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities ("issuers") to finance the cost of acquiring, constructing or improving various projects, including pollution control facilities and certain industrial development facilities. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer under arrangements between the issuer and the corporate operator of a project. These arrangements may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IDRs.

  IDRs are generally issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the corporate operator of a particular project have been assigned and pledged to the holders of the IDRs or a trustee for the benefit of the holders of the IDRs. In certain cases, a mortgage on the underlying project has been assigned to the holders of the IDRs or a trustee as additional security for the IDRs. In addition, IDRs are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. Regardless of the structure, payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities or off-balance sheet items, and financial deterioration resulting from leveraged buy-outs or takeovers. However, certain of the IDRs in the Portfolio may be additionally insured or secured by letters of credit issued by banks or otherwise guaranteed or secured to cover amounts due on the IDRs in the event of default in payment by an issuer.

  Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the level of payments received from private third-party payors and government programs and the cost of providing health care services.

  A significant portion of the revenues of hospitals and other health care facilities is derived from private third-party payors and government programs, including the Medicare and Medicaid programs. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments made to health care facilities. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

  The costs of providing health care services are subject to increase as a result of, among other factors, changes in medical technology and increased labor costs. In addition, health care facility construction and operation is subject to federal, state and local regulation relating to the adequacy of medical care, equipment, personnel, operating policies and procedures, rate-setting, and compliance with building codes and environmental laws. Facilities are subject to periodic inspection by governmental and other authorities to assure continued compliance with the various standards necessary for licensing and accreditation. These regulatory requirements are subject to change and, to comply, it may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services.


  Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. The Clinton Administration may impose regulations which could limit price increases for hospitals or the level of reimbursements for third-party payors or other measures to reduce health care costs and make health care available to more individuals, which would reduce profits for hospitals. Some states, such as New Jersey, have significantly changed their reimbursement systems. If a hospital cannot adjust to the new system by reducing expenses or raising rates, financial difficulties may arise. Also, Blue Cross has denied reimbursement for some hospitals for services other than emergency room services. The lost volume would reduce revenues unless replacement patients were found.

  Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity, if the hospital becomes subject to ad valorem taxation, or in various other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may be legally required because of the bonds to perform procedures against specified religious principles or to disclose information that is considered confidential or privileged. Certain FHA-insured bonds may provide that all or a portion of these bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may severely reduce its collateral value.

  The Internal Revenue Service is currently engaged in a program of intensive audits of certain large tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. At this time, it is uncertain whether any of the hospital and health care facility bonds held by the Trust will be affected by such audit proceedings.

  Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences.

  Housing obligations are not general obligations of the issuer although certain obligations may be supported to some degree by Federal, state or local housing subsidy programs. Budgetary constraints experienced by these programs as well as the failure by a state or local housing issuer to satisfy the qualifications required for coverage under these programs or any legal or administrative determinations that the coverage of these programs is not available to a housing issuer, probably will result in a decrease or elimination of subsidies available for payment of amounts due on the issuer's obligations. The ability of housing issuers to make debt service payments on their obligations will also be affected by various economic and non-economic developments including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims, employment and income conditions prevailing in local markets, increases in construction costs, taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations and economic trends generally in the localities in which the projects are situated. Occupancy of multi-family housing projects may also be adversely affected by high rent levels and income limitations imposed under Federal, state or local programs.

  All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool, and therefore the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Single-family issues are subject to mandatory redemption in whole or in part from prepayments on underlying mortgage loans; mortgage loans are frequently partially or completely prepaid prior to their final stated maturities as a result of events such as declining interest rates, sale of the mortgaged premises, default, condemnation or casualty loss. Multi-family issues are characterized by mandatory redemption at par upon the occurrence of monetary defaults or breaches of covenants by the project operator. Additionally, housing obligations are generally subject to mandatory partial redemption at par to the extent that proceeds from the sale of the obligations are not allocated within a stated period (which may be within a year of the date of issue). To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and, in any event, reduce the amount of income that would otherwise have been paid to Holders.

  The tax exemption for certain housing revenue bonds depends on qualification under Section 143 of the Internal Revenue Code of 1986, as amended (the "Code"), in the case of single family mortgage revenue bonds or Section 142(a)(7) of the Code or other provisions of Federal law in the case of certain multi-family housing revenue bonds (including Section 8 assisted bonds). These sections of the Code or other provisions of Federal law contain certain ongoing requirements, including requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage revenue bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing revenue bonds.
While the issuers of the bonds and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing revenue bonds, generally covenant to meet these ongoing requirements and generally agree to institute procedures designed to ensure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting the Holders to unanticipated tax liabilities and possibly requiring the Trustee to sell the bonds at reduced values. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration, its consent may be required before insurance proceeds would become payable to redeem the mortgage bonds.

  Power Facility Bonds. The ability of utilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities, in particular investor-owned utilities, are subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations.

  The demand for a utility's services is influenced by, amoung other factors, competition, weather conditions and economic conditions.
Electric utilities, for example, have experienced increased competition as a result of the availability of other energy sources, the effects of conservation on the use of electricity, self-generation by industrial customers and the generation of electricity by co-generators and other independent power producers. Also, increased competition will result if federal regulators determine that utilities must open their transmission lines to competitors. Utilities which distribute natural gas also are subject to competition from alternative fuels, including fuel oil, propane and coal.

  The utility industry is an increasing cost business making the cost of generating electricity more expensive and heightening its sensitivity to regulation. A utility's costs are influenced by the utility's cost of capital, the availability and cost of fuel and other factors. In addition, natural gas pipeline and distribution companies have incurred increased costs as a result of long-term natural gas purchase contracts containing "take or pay" provisions which require that they pay for natural gas even if natural gas is not taken by them. There can be no assurance that a utility will be able to pass on these increased costs to customers through increased rates. Utilities incur substantial capital expenditures for plant and equipment. In the future they will also incur increasing capital and operating expenses to comply with environmental legislation such as the Clean Air Act of 1990, and other energy, licensing and other laws and regulations relating to, among other things, air emissions, the quality of drinking water, waste water discharge, solid and hazardous substance handling and disposal, and siting and licensing of facilities. Environmental legislation and regulations are changing rapidly and are the subject of current public policy debate and legislative proposals. It is increasingly likely that some or many utilities will be subject to more stringent environmental standards in the future that could result in significant capital expenditures. Future legislation and regulation could include, among other things, regulation of so-called electromagnetic fields associated with electric transmission and distribution lines as well as emissions of carbon dioxide and other so-called greenhouse gases associated with the burning of fossil fuels. Compliance with these requirements may limit a utility's operations or require substantial investments in new equipment and, as a result, may adversely affect a utility's results of operations.

  The electric utility industry in general is subject to various external factors including (a) the effects of inflation upon the costs of operation and construction, (b) substantially increased capital outlays and longer construction periods for larger and more complex new generating units,
(c) uncertainties in predicting future load requirements, (d) increased financing requirements coupled with limited availability of capital, (e) exposure to cancellation and penalty charges on new generating units under construction, (f) problems of cost and availability of fuel, (g) compliance with rapidly changing and complex environmental, safety and licensing requirements, (h) litigation and proposed legislation designed to delay or prevent construction of generating and other facilities, (i) the uncertain effects of conservation on the use of electric energy, (j) uncertainties associated with the development of a national energy policy, (k) regulatory, political and consumer resistance to rate increases and (l) increased competition as a result of the availability of other energy sources. These factors may delay the construction and increase the cost of new facilities, limit the use of, or necessitate costly modifications to, existing facilities, impair the access of electric utilities to credit markets, or substantially increase the cost of credit for electric generating facilities. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

  The National Energy Policy Act ("NEPA"), which became law in
October, 1992, makes it mandatory for a utility to permit non-utility generators of electricity access to its transmission system for wholesale customers, thereby increasing competition for electric utilities. NEPA also mandated demand-side management policies to be considered by utilities. NEPA prohibits the Federal Energy Regulatory Commission from mandating electric utilities to engage in retail wheeling, which is competition among suppliers of electric generation to provide electricity to retail customers (particularly industrial retail customers) of a utility. However, under NEPA, a state can mandate retail wheeling under certain conditions.

  There is concern by the public, the scientific community, and the U.S. Congress regarding environmental damage resulting from the use of fossil fuels. Congressional support for the increased regulation of air, water, and soil contaminants is building and there are a number of pending or recently enacted legislative proposals which may affect the electric utility industry. In particular, on November 15, 1990, legislation was signed into law that substantially revises the Clean Air Act (the "1990 Amendments"). The 1990 Amendments seek to improve the ambient air quality throughout the United States by the year 2000.
A main feature of the 1990 Amendments is the reduction of sulphur dioxide and nitrogen oxide emissions caused by electric utility power plants, particularly those fueled by coal. Under the 1990 Amendments the U.S. Environmental Protection Agency ("EPA") must develop limits for nitrogen oxide emissions by 1993. The sulphur dioxide reduction will be achieved in two phases. Phase I addresses specific generating units named in the 1990 Amendments. In Phase II the total U.S. emissions will be capped at 8.9 million tons by the year 2000.
The 1990 Amendments contain provisions for allocating allowances to power plants based on historical or calculated levels. An allowance is defined as the authorization to emit one ton of sulphur dioxide.

  The 1990 Amendments also provide for possible further regulation of toxic air emissions from electric generating units pending the results of several federal government studies to be conducted over the next three to four years with respect to anticipated hazards to public health, available corrective technologies, and mercury toxicity.


  Electric utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decomissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental,operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence. The Nuclear
Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs.

  The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington, Oregon and Idaho have held that certain agreements between the Washington Public Power Supply
System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

  Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by failure of municipalities to utilize fully the facilities constructed by these authorities, economic or population decline and resulting decline in revenue from user charges, rising construction and maintenance costs and delays in construction of facilities, impact of environmental requirements, failure or inability to raise user charges in response to increased costs, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no growth" zoning ordinances. In some cases this ability may be affected by the continued availability of Federal and state financial assistance and of municipal bond insurance for future bond issues.

  University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, demographic trends, geographic location, geographic diversity and quality of the student body, quality of the faculty and the diversity of program offerings.

  Legislative or regulatory action in the future at the Federal, state or local level may directly or indirectly affect eligibility standards or reduce or eliminate the availability of funds for certain types of student loans or grant programs, including student aid, research grants and work-study programs, and may affect indirect assistance for education.

  Lease Rental Bonds. Lease rental bonds are issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings (administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Willingness to pay may be subject to changes in the views of citizens and government officials as to the essential nature of the finance project. Lease rental bonds are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states - rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. (In these cases, insurance provisions and reserve funds designed to alleviate this risk become important credit factors). In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard", which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate the necessary funds even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

  Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency which bonds are secured by the proceeds of the sale of the bonds, proceeds from investments and the indebtedness of a local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

  Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. All of these factors may be affected by a failure of municipalities to fully utilize the facilities, an insufficient supply of waste for disposal due to economic or population decline, rising construction and maintenance costs, any delays in construction of facilities, lower-cost alternative modes of waste processing and changes in environmental regulations. Because of the relatively short history of this type of financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and, for incinerators or waste-to-energy facilities, the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner.
In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste-to-energy facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities
(see Power Facility Bonds above).

  Moral Obligation Bonds. The Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Even though the state may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

  Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

  Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports (including airport terminals and maintenance facilities), bridges, marine terminals, turnpikes and port authorities. For example, the major portion of gross airport operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, facilities, service fees, concessions and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased aviation fuel costs, deregulation, traffic constraints, the recent recession and other factors. As a result, several airlines are experiencing severe financial difficulties. Several airlines including America West Airlines have sought protection from their creditors under Chapter 11 of the Bankruptcy Code. In addition, other airlines such as Midway Airlines, Inc., Eastern Airlines, Inc. and Pan American Corporation have been liquidated. However, within the past few months Northwest Airlines, Continental Airlines and Trans World Airlines have emerged from bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility.
Furthermore, proposed Legislation would provide the U.S. Secretary of Transportation with the temporary authority to freeze airport fees upon the occurrence of disputes between a particular airport fees upon the occurrence of disputes between a particular airport facility and the airlines utilizing that facility.

  Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility, lower cost of alternative modes of transportation or scarcity of fuel and reduction or loss of rents.

  Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax such as a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax due to a general decline in the local economy or population or due to a decline in the consumption, use or cost of the goods and services that are subject to taxation. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

  Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located ("project areas"). Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area, caused either by economic factors beyond the Issuer's control (such as a relocation out of the project area by one or more major property owners) or by destruction of property due to natural or other disasters; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

  Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include Federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax such as a sales tax or a property tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

  Convention Facility Bonds. The Portfolio of a Trust may contain
Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments.
In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

  Puerto Rico . The Portfolio may contain bonds of issuers which will be affected by general economic conditions in Puerto Rico. Puerto Rico's unemployment rate remains significantly higher than the U.S. unemployment rate. Furthermore, the economy is largely dependent for its development upon U.S. policies and programs that are being reviewed and may be eliminated.

  The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section 936 of the Internal Revenue Code (the "Code") provides for a credit against Federal income taxes for U.S. companies operating on the island if certain requirements are met. The Omnibus Budget Reconciliation Act of 1993 imposed limits on such credit, effective for tax years beginning after 1993. In addition, from time to time proposals are introduced in Congress which, if enacted into law, would eliminate some or all of the benefits of Section 936. Although no assessment can be made at this time of the precise effect of such limitation, it is expected that the limitation of Section 936 credits would have a negative impact on Puerto Rico's economy.

  Aid for Puerto Rico's economy has traditionally depended heavily on Federal programs, and current Federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar.

  In a plebiscite held in November, 1993, the Puerto Rican electorate chose to continue Puerto Rico's Commonwealth status. Previously proposed legislation, which was not enacted, would have preserved the federal tax exempt status of the outstanding debts of Puerto Rico and its public corporations regardless of the outcome of the referendum, to the extent that similar obligations issued by states are so treated and subject to the provisions of the Code currently in effect. There can be no assurance that any pending or future legislation finally enacted will include the same or similar protection against loss of tax exemption.
The November 1993 plebiscite can be expected to have both direct and indirect consequences on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. Such possible consequences include, without limitation, legislative proposals seeking restoration of the status of Section 936 benefits otherwise subject to the limitations discussed above. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico as a result of the November 1993 plebiscite.

         Insurance. Certain Bonds (the "Insured Bonds") may be insured or guaranteed by AMBAC Indemnity Corporation ("AMBAC"), Asset Guaranty Reinsurance Company ("Asset Guaranty"), Capital
Guaranty Insurance Company ("CGIC"), Capital Markets Assurance
Corp. ("CAPMAC"), Connie Lee Insurance Company ("Connie Lee"),
Financial Guaranty Insurance Company "Financial Guaranty"),
Financial Security Assurance Inc. ("FSA"), or Municipal Bond
Investors Assurance Corporation ("MBIA") (collectively, the
"Insurance Companies"). The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard &
Poor's or another acceptable national rating service. The ratings are subject to change at any time at the discretion of the rating agencies. In determining whether to insure bonds, the Insurance Companies severally apply their own standards. The cost of this insurance is borne either by the issuers or previous owners of the bonds or by the Sponsor. The insurance policies are non-cancellable and will continue in force so long as the Insured Bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on but do not guarantee the market value of the Insured Bonds or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal or, except in the case of any portfolio insurance policies, cover redemptions resulting from events of taxability. If the issuer of any Insured Bond should fail to make an interest or principal payment, the insurance policies generally provide that the Trustee or its agent shall give notice of nonpayment to the Insurance Company or its agent and provide evidence of the Trustee's right to receive payment. The Insurance Company is then required to disburse the amount of the failed payment to the Trustee or its agent and is thereafter subrogated to the Trustee's right to receive payment from the issuer.

         The following are brief descriptions of certain of the insurance companies that may insure or guarantee certain Bonds. The financial information presented for each company has been determined on a statutory basis and is unaudited.

         AMBAC is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in various states, with admitted assets of approximately $2,145,000,000 and policyholders' surplus of approximately $782,000,000 as of December 31, 1994. AMBAC is a wholly-owned subsidiary of AMBAC Inc., a financial holding company which is publicly owned following a complete divestiture by Citibank during the first quarter of 1992.

         Asset Guaranty is a New York State insurance company licensed to write financial guarantee, credit, residual value and surety insurance. Asset Guaranty commenced operations in mid-1988 by providing reinsurance to several major monoline insurers. Asset
Guaranty also issued limited amounts of primary financial guaranty insurance, but not in direct competition with the primary mono-line companies for which it acts as a reinsurer. The parent holding company of Asset Guaranty, Asset Guarantee Inc. (AGI), merged with Enhance Financial Services (EFS) in June, 1990 to form Enhance Financial Services Group Inc. (EFSG). The two main, 100%-owned subsidiaries of EFSG, Asset Guaranty and Enhance Reinsurance Company (ERC), share common management and physical resources. After an initial public offering completed in February 1992 and the sale by Merrill
Lynch & Co. of its stake, EFSG is 49.8%-owned by the public, 29.9% by US West Financial Services, 14.1% by Manufacturers Life
Insurance Co. and 6.2% by senior management. Both ERC and Asset
Guaranty are rated "AAA" for claims paying ability by Duff & Phelps.
ERC is rated triple-A for claims-paying ability by both S&P and Moody's. Asset Guaranty received a "AA" claims-paying-ability rating from S&P during August 1993, but remains unrated by Moody's. As of December 31, 1994 Asset Guaranty had admitted assets of approximately $159,000,000 and policyholders' surplus of approximately $140,000,000.

         CAPMAC commenced operations in December 1987, as the second mono-line financial guaranty insurance company (after FSA) organized solely to insure non-municipal obligations. CAPMAC, a New York corporation, is a wholly-owned subsidiary of CAPMAC
Holdings, Inc. (CHI), which was sold in 1992 by Citibank (New York State) to a group of 12 investors led by the following: Dillon Read's Saratoga Partners Il; L.P. (Saratoga), an acquisition fund; Caprock Management, Inc., representing Rockefeller family interests; Citigrowth Fund, a Citicorp venture capital group; and CAPMAC senior management and staff. These groups control approximately 70% of the stock of CHI. CAPMAC had traditionally specialized in guaranteeing consumer loan and trade receivable asset-backed securities. Under the new ownership group CAPMAC intends to become involved in the municipal bond insurance business, as well as their traditional non-municipal business. As of December 31, 1994 CAPMAC's admitted assets were approximately $199,000,000 and its policyholders' surplus was approximately $140,000,000.

         CGIC, a monoline bond insurer headquartered in San
Francisco, California, was established in November 1986 to assume the financial guaranty business of United States Fidelity and Guaranty Company ("USF&G'). It is a wholly-owned subsidiary of Capital
Guaranty Corporation ("CGC") whose stock is owned by: Constellation Investments, Inc., an affiliate of Baltimore Gas & Electric, Fleet/Norstar Financial Group, Inc., Safeco Corporation, Sibag Finance Corporation, an affiliate of Siemens AG, and USF&G, the 8th largest property/casualty company in the U.S. as measured by net premiums written, and CGC management. As of December 31, 1994, CGIC had total admitted assets of approximately $304,000,000 and total statutory policyholders' surplus of approximately $166,000,000.

         Connie Lee is a wholly owned subsidiary of College Construction Loan Insurance Association ("CCLIA"), a government-sponsored enterprise established by Congress to provide American academic institutions with greater access to low-cost capital through enhancement. Connie Lee, the operating insurance company, was incorporated in 1987 and began business as a reinsurer of tax-exempt bonds of colleges, universities, and teaching hospitals with a concentration on the hospital sector. During the fourth quarter of 1991 Connie Lee began underwriting primary bond insurance which will focus largely on the college and university sector. CCLIA's founding shareholders are the U.S. Department of Education, which owns 36% of CCLIA, and the Student Loan Marketing Association
("Sallie Mae"), which owns 14%. The other principal owners are:
Pennsylvania Public School Employees' Retirement System,
Metropolitan Life Insurance Company, Kemper Financial Services,
Johnson family funds and trusts, Northwestern University, Rockefeller
& Co., Inc. administered trusts and funds, and Stanford University. Connie Lee is domiciled in the state of Wisconsin and has licenses to do business in 47 states and the District of Columbia. As of December 31, 1994, its total admitted assets were approximately $194,000,000 and policyholders' surplus was approximately $106,000,000 .

         Financial Guaranty, a New York stock insurance company, is a wholly-owned subsidiary of FGIC Corporation which is wholly-owned by General Electric Capital Corporation. The investors in the FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty commenced its business of providing insurance and financial guarantees for a variety of investment instruments in January 1984 and is currently authorized to provide insurance in 49 states and the District of Columbia. It files reports with state regulatory agencies and is subject to audit and review by those authorities. As of December 31, 1994, its total admitted assets were approximately $2,131,000,000 and its policyholders' surplus was approximately $894,000,000.

         FSA is a monoline property and casualty insurance company incorporated in New York in 1984. It is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., a New York Stock Exchange listed company which is in turn approximately 60.5% owned by U.S. West Capital Corportion (U.S. West) 7.6% by Fund
American Enterprises Holdings Inc. and 7.4% by the Tokio Marine and
Fire Insurance Co. Ltd. FSA is licensed directly or indirectly through its subsidiaries to engage in the special guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the United Kingdom.

         U.S. West is a subsidiary of U.S. West, Inc., which operates businesses involved in communications, data solutions, marketing services and capital assets, including the provision of telephone services in 14 states in the western and midwestern United States.

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by FSA or either of its subsidiaries proportional to their respective capital surplus and reserves, subject to applicalbe statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsureres under various quota-share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by FSA as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit FSA's obligations under any financial guaranty insurance policy. As of December 31, 1994 total total admitted assets were $804,000,000 and policyholders' surplus was approxiamtely $344,000,000.

         MBIA is the principal operating subsidiary of MBIA Inc.
The principal shareholders of MBIA Inc. were originally Aetna
Casualty and Surety Company, The Fund American Companies, Inc., subsidiaries of CIGNA Corporation and Credit Local de France,
CAECL, S.A. These principal shareholders now own approximately
13% of the outstanding common stock of MBIA Inc., following a series of four public equity offerings over a five-year period. As of December 31, 1994, MBIA had admitted assets of approximately $3.4 billion and policyholders' surplus of approximately $1,100,000,000.

         Insurance companies are subject to regulation and supervision in the jurisdictions in which they do business under statutes which delegate regulatory, supervisory and administrative powers to state insurance commissioners. This regulation, supervision and administration relate, among other things, to: the standards of solvency which must be met and maintained; the licensing of insurers and their agents; the nature of and limitations on investments; deposits of securities for the benefit of policyholders;
approval of policy forms and premium rates; periodic examinations of the affairs of insurance companies; annual and other reports required to be filed on the financial condition of insurers or for other purposes; and requirements regarding reserves for unearned premiums, losses and other matters. Regulatory agencies require that premium rates not be excessive, inadequate or unfairly discriminatory. Insurance regulation in many states also includes "assigned risk" plans, reinsurance facilities, and joint underwriting associations, under which all insurers writing particular lines of insurance within the jurisdiction must accept, for one or more of those lines, risks unable to secure coverage in voluntary markets. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors.

         Although the Federal government does not regulate the business of insurance, Federal initiatives can significantly impact the insurance business. Current and proposed Federal measures which may significantly affect the insurance business include pension regulation (ERISA), controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, personal privacy protection, tax law changes affecting life insurance companies or the relative desirability of various personal investment vehicles and repeal of the current antitrust exemption for the insurance business. (If this exemption is eliminated, it will substantially affect the way premium rates are set by all property-liability insurers.) In addition, the Federal government operates in some cases as a co-insurer with the private sector insurance companies.

         Insurance companies are also affected by a variety of state and Federal regulatory measures and judicial decisions that define and extend the risks and benefits for which insurance is sought and provided. These include judicial redefinitions of risk exposure in areas such as products liability and state and Federal extension and protection of employee benefits, including pension, workers' compensation, and disability benefits. These developments may result in short-term adverse effects on the profitability of various lines of insurance. Longer-term adverse effects can often be minimized through prompt repricing of coverages and revision of policy terms. In some instances, these developments may create new opportunities for business growth.
All insurance companies write policies-and set premiums based on actuarial assumptions about mortality, injury, the occurrence of accidents and other insured events. These assumptions, while well supported by past experience, necessarily do not take account of future events. The occurrence in the future of unforeseen circumstances could affect the financial condition of one or more insurance companies. The insurance business is highly competitive and with the deregulation of financial service businesses, it should become more competitive. In addition, insurance companies may expand into non-traditional lines of business which may involve different types of risks.

         The above financial information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

  Litigation and Legislation. To the best knowledge of the Sponsor, there was no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

  Under the Federal Bankruptcy Act, a political subdivision or public agency or instrumentality of any state, including municipalities, may proceed to restructure or otherwise alter the terms of its obligations, including those of the type comprising the Trust's Portfolio. The Sponsor is unable to predict what effect, if any, this legislation might have on the Trust.

  From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided April 20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. Holders are urged to consult their own tax advisers.

  Tax Exemption. In the opinion of bond counsel rendered on the date of issuance of each Bond, the interest on each Bond is excludable from gross income under existing law for regular Federal income tax purposes (except in certain circumstances depending on the Holder) but may be subject to state and local taxes. As discussed under Taxes below, interest on some or all of the Bonds may become subject to regular Federal income tax, perhaps retroactively to their date of issuance, as a result of changes in Federal law or as a result of the failure of issuers (or other users of the proceeds of the Bonds) to comply with certain ongoing requirements.

  Moreover, the Internal Revenue Service announced on June 14, 1993 that it will be expanding its examination program with respect to tax-exempt bonds. The expanded examination program will consist of, among other measures, increased enforcement against abusive transactions, broader audit coverage (including the expected issuance of audit guidelines) and expanded compliance achieved by means of expected revisions to the tax-exempt bond information return forms. At this time, it is uncertain whether the tax exempt status of any of the Bonds would be affected by such proceedings, or whether such effect, if any, would be retroactive.

  In certain cases, a Bond may provide that if the interest on the Bond should ultimately be determined to be taxable, the Bond would become due and payable by its issuer, and, in addition, may provide that any related letter of credit or other security could be called upon if the issuer failed to satisfy all or part of its obligation. In other cases, however, a Bond may not provide for the acceleration or redemption of the Bond or a call upon the related letter of credit or other security upon a determination of taxability. In those cases in which a Bond does not provide for acceleration or redemption or in which both the issuer and the bank or other entity issuing the letter of credit or other security are unable to meet their obligations to pay the amounts due on the Bond as a result of a determination of taxability, the Trustee would be obligated to sell the Bond and, since it would be sold as a taxable security, it is expected that it would have to be sold at a substantial discount from current market price. In addition, as mentioned above, under certain circumstances Holders could be required to pay income tax on interest received prior to the date on which the interest is determined to be taxable.

The Units

         On the date of this Prospectus each Unit in a Trust represented a fractional undivided interest in the principal and net income of such Trust as is set forth in Part A, "Summary of Essential Information". If any Units are redeemed after the date of this Prospectus by the Trustee, the principal amount of Bonds in the affected Trust will be reduced by an amount allocable to redeemed
Units and the fractional undivided interest in the affected Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement. (See "Amendment and Termination of the Trust Agreement-Termination.") References in this Prospectus to
"Units" are to Units which represented the fractional undivided interest indicated in the "Summary of Essential Information" in Part A.


Estimated Current Return And Estimated Long-Term Return

         Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis (as contrasted to a "dollar price" basis) at the lesser of the yield as computed to maturity of the bonds or to an earlier redemption date and which takes into account not only the interest payable on the bonds but also the amortization or accretion to a specified date of any premium over or discount from the par (maturity) value in the bond's purchase price. Since Units of a Trust are offered on a dollar price basis, the rate of return on an investment in Units of a Trust is stated in terms of "Estimated Current Return," computed by dividing the Net Annual
Income per Unit by the Public Offering Price per Unit. Any change in either the Net Annual Income per Unit or the Public Offering Price per Unit will result in a change in the Estimated Current Return. The Net Annual Income per Unit of a Trust is determined by dividing the total annual interest income to such Trust, less estimated annual fees and expenses of the Trustee, the Sponsor and the Evaluator, by the number of Units of such Trust outstanding. The Net Annual Income per Unit of a Trust will change as the income or expenses of such Trust changes and as Bonds are redeemed, paid, sold or exchanged. For a statement of the Net Annual Income per Unit and the Estimated Current Return based on the Public Offering Price, see Part A, "Summary of Essential Information".

         The Estimated Long-Term Return for each Trust is a measure of the return to the investor over the estimated life of the Trust. The Estimated Long-Term Return represents an average of the yields to maturity (or call) of the Bonds in the Trust's portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. In calculating Estimated Long-Term Return, the average yield for the Trust's portfolio is derived by weighting each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. Once the average portfolio yield is computed, this figure is then reduced to reflect estimated expenses and the effect of the maximum sales charge paid by investors.

         A Trust may experience expenses and portfolio changes different from those assumed in the calculation of Estimated Long-Term Return. There thus can be no assurance that the Estimated Current Returns or the Estimated Long-Term Returns quoted for a Trust will be realized in the future. Since both Estimated Current Return and Estimated Long-Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then-current market value of the underlying bonds and may be higher or lower.

Taxes

         In the opinion of bond counsel to the issuing governmental authorities given at the time of the original delivery of the Bonds, interest income on the Bonds comprising the Portfolio of each Trust is (except in certain instances, depending upon the Unit holder, as described below) exempt from Federal income tax under the provisions of the Internal Revenue Code in effect as of the date of issuance. In the case of Bonds issued when the Internal Revenue Code of 1954 was in effect, redesignation of the Code as the Internal Revenue Code of 1986 (the "Code" or the "1986 Code") has not adversely affected such exemption. (See "Tax Exempt Securities Trust
- Portfolio.")

         Messrs. Davis Polk & Wardwell, special counsel for the
Sponsor, rendered an opinion under existing provisions of the Code, the regulations then promulgated thereunder and current rulings of the Internal Revenue Service substantially to the effect that:


  The Trust is not an association taxable as a corporation for Federal income tax purposes, and income received by the Trust will be treated as the income of the Unit holders ("Holders") in the manner set forth below.

  Each Holder will be considered the owner of a pro rata portion of each Bond in the Trust under the grantor trust rules of Sections
671-679 of the Internal Revenue Code of 1986, as amended (the
"Code"). In order to determine the face amount of a Holder's pro rata portion of each Bond on the Date of Deposit, see "Aggregate Principal" under "Portfolio of Securities". The total cost to a Holder of his Units, including sales charges, is allocated to his pro rata portion of each Bond, in proportion to the fair market values thereof on the date the Holder purchases his Units, in order to determine his tax basis for his pro rata portion of each Bond.

  Each Holder will be considered to have received the interest on his pro rata portion of each Bond when interest on the Bond is received by the Trust. In the opinion of bond counsel (delivered on the date of issuance of each Bond), such interest will be excludable from gross income for regular Federal income tax purposes (except in certain limited circumstances referred to below). Amounts received by the Trust pursuant to a bank letter of credit, guarantee or insurance policy with respect to payments of principal, premium or interest on a Bond in the Trust will be treated for Federal income tax purposes in the same manner as if such amounts were paid by the issuer of the Bond.

  The Trust may contain Bonds which were originally issued at a discount ("original issue discount"). The following principles will apply to each Holder's pro rata portion of any Bond originally issued at a discount. In general, original issue discount is defined as the difference between the price at which a debt obligation was issued and its stated redemption price at maturity. Original issue discount on a tax-exempt obligation issued after September 3, 1982, is deemed to accrue as tax-exempt interest over the life of the obligation under a formula based on the compounding of interest. Original issue discount on a tax-exempt obligation issued before July 2, 1982 is deemed to accrue as tax-exempt interest ratably over the life of the obligation. Original issue discount on any tax-exempt obligation issued during the period beginning July
2, 1982 and ending September 3, 1982 is also deemed to accrue as tax-exempt interest over the life of the obligation, although it is not clear whether such accrual is ratable or is determined under a formula based on the compounding of interest. If a Holder's tax basis for his pro rata portion of a Bond issued with original issue discount is greater than its "adjusted issue price" but less than its stated redemption price at maturity (as may be adjusted for certain payments), the Holder will be considered to have purchased his pro rata portion of the Bond at an "acquisition premium." A Holder's adjusted tax basis for his pro rata portion of a Bond issued with original issue discount will include original issue discount accrued during the period such Holder held his Units. Such increases to the Holder's tax basis in his pro rata portion of the Bond resulting from the accrual of original issue discount, however, will be reduced by the amount of any such acquisition premium.

  If a Holder's tax basis for his pro rata portion of a Bond exceeds the redemption price at maturity thereof (subject to certain adjustments), the Holder will be considered to have purchased his pro rata portion of the Bond with "amortizable bond premium". The Holder is required to amortize such bond premium over the term of the Bond. Such amortization is only a reduction of basis for his pro rata portion of the Bond and does not result in any deduction against the Holder's income. Therefore, under some circumstances, a Holder may recognize taxable gain when his pro rata portion of a Bond is disposed of for an amount equal to or less than his original tax basis therefor.

  A Holder will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the Trust for an amount greater or less than his adjusted tax basis. Any such taxable gain or loss will be capital gain or loss, except that any gain from the disposition of a Holder's pro rata portion of a Bond acquired by the Holder at a "market discount" (i.e., where the Holder's original tax basis for his pro rata portion of the Bond (plus any original issue discount which will accrue thereon until its maturity) is less than its stated redemption price at maturity) would be treated as ordinary income to the extent the gain does not exceed the accrued market discount. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations. A Holder will also be considered to have disposed of all or part of his pro rata portion of each Bond when he sells or redeems all or some of his Units.

  Under Section 265 of the Code, a Holder (except a corporate Holder) is not entitled to a deduction for his pro rata share of fees and expenses of the Trust because the fees and expenses are incurred in connection with the production of tax-exempt income. Further, if borrowed funds are used by a Holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for Federal income tax purposes. In addition, under rules used by the Internal Revenue
Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules may be applicable for state tax purposes.

  From time to time proposals are introduced in Congress and state legislatures which, if enacted into law, could have an adverse impact on the tax-exempt status of the Bonds. It is impossible to predict whether any legislation in respect of the tax status of interest on such obligations may be proposed and eventually enacted at the Federal or state level.

  The foregoing discussion relates only to Federal and certain aspects of New York State and City income taxes. Depending on their state of residence, Holders may be subject to state and local taxation and should consult their own tax advisers in this regard.

                *  *  *  *  *

  Interest on certain tax-exempt bonds issued after August 7, 1986 will be a preference item for purposes of the alternative minimum tax
("AMT"). The Sponsor believes that interest (including any original issue discount) on the Bonds should not be subject to the AMT for individuals or corporations under this rule. A corporate Holder should be aware, however, that the accrual or receipt of tax-exempt interest not subject to the AMT may give rise to an alternative minimum tax liability (or increase an existing liability) because the interest income will be included in the corporation's "adjusted current earnings" for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code and will be taken into account for purposes of the environmental tax on corporations under Section
59A of the Code, which is based on an alternative minimum taxable income.

  In addition, interest on the Bonds must be taken into consideration in computing the portion, if any, of social security benefits that will be included in an individual's gross income and subject to Federal income tax. Holders are urged to consult their own tax advisers concerning an investment in Units.

  At the time of issuance of each Bond, an opinion relating to the validity of the Bond and to the exemption of interest thereon from regular Federal income taxes was or will be rendered by bond counsel. Neither the Sponsor nor Davis Polk & Wardwell nor any of the special counsel for state tax matters have made or will make any review of the proceedings relating to the issuance of the Bonds or the basis for these opinions. The tax exemption is dependent upon the issuer's (and other users') compliance with certain ongoing requirements, and the opinion of bond counsel assumes that these requirements will be complied with. However, there can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on the Bond could be determined to be taxable retroactively to the date of issuance.

  In the case of certain of the Bonds, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of such Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be exempt from regular Federal income taxes, although interest on such Bonds received by others would be exempt from regular Federal income taxes. "Substantial user" is defined under U.S. Treasury Regulations to include only a person whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

  After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

Expenses and Charges

Initial Expenses

         At no cost to a Trust the Sponsor has borne all the expenses of creating and establishing the Trust, including the cost of the initial preparation and execution of the Trust Agreement, initial preparation and printing of the certificates for Units, the fees of the Evaluator during the initial public offering, legal expenses, advertising and selling expenses and other out-of-pocket expenses. The costs of maintaining the secondary market, such as printing, legal and accounting, will be borne by the Sponsor except as otherwise provided in the Trust Agreement.

Trustee's, Sponsor's and Evaluator's Fees

         The Trustee will receive for its ordinary recurring services to a Trust an annual fee in the amount set forth under Part A, "Summary of Essential Information." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unit Holders." The Trustee will receive the benefit of any reasonable cash balances in the Interest and Principal accounts.

         The Portfolio supervision fee (the "Supervision Fee"), which is earned for Portfolio supervisory services, is based upon the greatest face amount of Bonds in the Trust at any time during the calendar year with respect to which the fee is being computed. The Supervision Fee has been incurred by Portfolios which have come into existence after August 14, 1991, beginning with Series 345 initially, and each Series, in existence, thereafter.

         The Supervision Fee, which is not to exceed the amount set forth in Part A--"Summary of Essential Information", may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor receives for Portfolio supervisory services rendered to all series of Tax Exempt Securities Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year. In addition, the Sponsor may also be reimbursed for bookkeeping and other administrative services provided to the Trust in amounts not exceeding their costs of providing these services.

         The Evaluator determines the aggregate bid price of the underlying securities on a daily basis at a fee in the amount set forth under Part A, "Summary of Essential Information," for each evaluation of the Bonds in a Trust. For a discussion of the services performed by the Evaluator pursuant to its obligations under the Trust Agreement, see "Evaluator-Responsibility" and "Public Offering-Offering Price".

         Any of such fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States
Department of Labor's Consumer Price Index entitled "All Services
Less Rent" or, if such Index is no longer published, in a similar index to be determined by the Trustee and the Sponsor. In addition, at the time of any such increase, the Trustee shall also be entitled to charge thereafter an additional fee at a rate or amount to be determined by the Trustee and the Sponsor based upon the face amount of Deposited Units in a Trust, for the Trustee's services in maintaining such Deposited Units. The approval of Unit holders shall not be required for charging of such additional fee.

Other Charges

         The following additional charges are or may be incurred by a Trust: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Unit holders; expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; in the case of certain trusts to the extent lawful, expenses (including legal, accounting and printing expenses) of maintaining registration or qualification of the Units and/or a Trust under Federal or state securities laws subsequent to initial registration so long as the Sponsor is maintaining a market for the Units and all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.

PUBLIC OFFERING

Offering Price

         The Public Offering Price of the Units of a Trust is determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge equal to the percentage of the Public Offering Price indicated for each Trust in Part A, "Summary of Essential Information". The aggregate bid price of the underlying Bonds may be expected to be less than the aggregate offering price (see "Public Offering - Method of Evaluation"). A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units of such Trust to the purchaser is also added to the Public Offering Price.

         Pursuant to employee benefit plans, Units of a Trust are available to employees of certain of the Sponsor at a Public Offering
Price equal to the Evaluator's determination of the aggregate bid price of Bonds of a Trust per Unit plus a sales charge of 1.25% of the Public Offering Price. Sales through such plans to employees of the Sponsor requires less selling effort and selling expenses than sales to the general public.


Method of Evaluation

         The aggregate bid price of the Bonds (which is used to calculate the price at which the Sponsor repurchases and sells Units in the secondary market and the Redemption Price at which Units may be redeemed) will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds,
(2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the "Summary of Essential Information," in Part A, effective for all sales made subsequent to the last preceding determination. The term "business day", as used herein shall exclude Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1.5% of principal amount. In the case of actively traded securities, the difference may be as little as 0.5 of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. The price at which Units may be repurchased by the Sponsor in the secondary market could be less than the price paid by the Unit holder. For information relating to the calculation of the Redemption Price per Unit, which is also based upon the aggregate bid price of the underlying Bonds and which may be expected to be less than the Public Offering Price per Unit, see "Rights of Unit Holders - Redemption of Units".


Distribution of Units

         Units acquired in the secondary market (see "Public
Offering - Market for Units") may be offered by this Prospectus at the Public Offering Price determined in the manner provided above (see "Public Offering - Offering Price").

         The Sponsor will allow a discount on Units sold to members of the National Association of Securities Dealers, Inc. Such discount is subject to change from time to time.

         Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Unit holder (Certificate holder) or become entitled to exercise the rights of a Unit holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Unit holder is the Public Offering Price in effect at the time his order is received, plus accrued interest (see "Public Offering -
 Method of Evaluation"). This price may be different from the Public Offering Price in effect on any other day, including the day on which the Unit holder made payment for the Units.


Market for Units

         Although not obligated to do so, the Sponsor presently intends to maintain a market for the Units of a Trust and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds which may be less than the price paid by the Unit holder. For information relating to the method and frequency of the Evaluator's determination of the aggregate bid price of the underlying Bonds, see "Public Offering -- Method of Evaluation". The costs of maintaining the secondary market, such as printing, legal and accounting, will be borne by the Sponsor except as otherwise provided in the Trust Agreement. The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of a Trust of this Series exceeds demand or for any other reason. In this event the Sponsor may nonetheless purchase Units, as a service to Unit holders, at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of a Trust, a Unit holder of such Trust desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Bonds. (See "Rights of Unit Holders - Redemption of Units").


Exchange Option

         Unit holders may elect to exchange any or all of their Units of this series for units of one or more of any series of Tax
Exempt Securities Trust (the "Exchange Trust") available for sale in the state in which the Unit holder resides at a Public Offering Price for the units of the Exchange Trust to be acquired based on a fixed sales charge of $25 per unit. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Unit holders. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit holder wishes to sell his Units of this series and thus there is no assurance that the Exchange Option will be available to a Unit holder. Exchanges will be effected in whole units only. Any excess proceeds from Unit holders' Units being surrendered will be returned and Unit holders will not be permitted to advance any new money in order to complete an exchange.

         An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust will generally constitute a "taxable event" under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for units of any other similar series of the Tax Exempt Securities Trust which are grantor trusts for U.S. federal income tax purposes will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Unit holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

         Units of the Exchange Trust will be sold under the Exchange Option at the bid prices of the underlying securities in the particular portfolio involved per unit plus a fixed charge of $25 per unit. As an example, assume that a Unit holder, who has three units of a trust with a current price of $1,020 per unit based on the bid prices of the underlying securities, desires to exchange his Units for units of a series of an Exchange Trust with a current price of $880 per unit based on the bid prices of the underlying securities. In this example, the proceeds from the Unit holder's units will aggregate $3,060. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Unit holder would be able to acquire three units in the Exchange Trust for a total cost of $2,715 ($2,640 for the units and $75 for the sales charge). The remaining $345 would be returned to the Unit holder in cash.


Reinvestment Programs

         Distributions of interest and principal, if any, are made to Unit holders monthly. The Unit holder will have the option of either receiving his monthly income check from the Trustee or participating in one of the reinvestment programs offered by the Sponsor provided such Unit holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Unit holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions, if any, to the reinvestment program selected by the Unit holder. Since the Sponsor has arranged for different reinvestment alternatives, Unit holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Unit holder. The Unit holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by a Unit holder and may be terminated at any time by the Unit holder, or the program may be modified or terminated by the Trustee or the program's Sponsor.


Sponsor's Profits

         For their services the Sponsor receives a gross commission equal to a percentage of the Public Offering Price of the Units. In maintaining a market for the Units of a Trust (see "Public Offering - Market for Units"), the Sponsor also realizes profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units (see "Public Offering - Offering Price").


RIGHTS OF UNIT HOLDERS

Certificates

         Ownership of Units of a Trust is evidenced by registered certificates executed by the Trustee and the Sponsor. A Certificate is transferable by presentation and surrender of the Certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

         Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.


Distribution of Interest and Principal

         Interest and principal received by a Trust will be distributed on each Monthly Distribution Date on a pro rata basis to Unit holders in such Trust of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Unit holders on previous Monthly Distribution Dates. (See Part A, "Summary of Essential Information," and "Tax Exempt Securities Trust -Expenses and
Charges" and "Rights of Unit Holders - Redemption of Units" in this
Section.)

         The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest. Other receipts will be credited to the Principal Account of the affected Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record
Date. (See Part A, "Summary of Essential Information"). Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Unit holders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth of such holders' pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the "Monthly Interest Distribution") plus such holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Monthly Interest Distribution per Unit as of the date shown under Part A, "Summary of Essential Information" for a Trust will change as the income and expenses of such Trust change and as Bonds are exchanged, redeemed, paid or sold.

         Normally, interest on the Bonds in the Portfolio of a Trust is paid on a semi-annual basis. Because Bond interest is not received by a Trust at a constant rate throughout the year, any Monthly Interest Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Interest Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Interest
Distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates, as the case may be. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Bonds by reducing the amount distributed per Unit in one or more Monthly Interest Distributions. If units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit holder will be subject to a greater pro rata reduction in his Monthly Interest Distribution than would have occurred absent such redemptions. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Unit holders and are available for use by United States Trust Company of New York, pursuant to normal banking procedures. The Trustee is entitled to the benefit of holding any reasonable cash balances in the Interest and Principal Accounts. The Trustee anticipates that the average cash balance in the Interest Account will be approximately 2% in excess of the amounts anticipated to be required for Monthly Distributions to Unit holders. In addition, because of the varying interest payment dates of the Bonds comprising a Trust Portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. This accrued but undistributed interest is known as the accrued interest carryover.
If a Unit holder sells or redeems all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest carryover. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will include his accrued interest carryover on the Bonds. It should be noted that any Series formed after Series 384 (including Series 384) that accrued interest carryover no longer is implemented. (See "Rights of Unit Holders - Redemption of
Units - Computation of Redemption Price per Unit.")

         As of the first day of each month the Trustee will deduct from the Interest Account of a Trust and, to the extent funds are not sufficient therein, from the Principal Account of such Trust, amounts necessary to pay the expenses of such Trust. (See "Tax Exempt
Securities Trust - Expenses and Charges".) The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal
Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See "Rights of Unit Holders - Redemption of Units".)

The Trustee has agreed to advance to a Trust the amount of accrued interest due on the Bonds of such trust from their repective issue dates or previous interest payment dates through the Date of Deposit. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on the first settlement date for the Units. Consequently, when the Sponsor sells Units of a Trust, the amount of accrued interest to beadded to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the day after the Date of Deposit to, but not including, the date of settlement of the investor's purchase (normally five business days after purchase), less any distributions from the Interst Account. The Trustee will recover its advancements to a Trust(without interest or other cost to such Trust) from interest received on the Bonds deposited in such Trust.

Reports and Records

         The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bond, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Bond.
Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement (1) as to the Interest
Account: interest received (including amounts representing interest received upon any disposition of Bonds), if the issuers of the Bonds are located in different states or territories, then the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account:
the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. The accounts of a Trust will be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Unit holders upon request.

         The Trustee shall keep available for inspection by Unit holders at all reasonable times during the usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Bonds in the Portfolio of a Trust and a copy of the Trust Agreement.


Redemption of Units

         Units may be tendered to the Trustee for redemption at its unit investment trust office at 770 Broadway, New York, New York 10003, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

         Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Unit holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

         Within seven calendar days following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the "Summary of Essential Information" in Part A on the date of tender. (See "Redemption of Units - Computation of Redemption Price per Unit".) The "date of tender" is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption at prices which may be, in certain circumstances, in excess of the Redemption Price, see "Redemption of Units - Purchase by the Sponsor of Units Tendered for Redemption."

         Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a Trust will be reduced.

         The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption
Price per Unit for any period during which the New York Stock
Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

         Computation of Redemption Price per Unit - The
Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth under "Public Offering - Method of Evaluation") (2) cash on hand in such Trust and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Unit holders of such Trust of record as of a date prior to the evaluation. The Evaluator may determine the value of the Bonds in the Trust (i) on the basis of current bid prices for the Bonds,(ii) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable securities, (iii) by appraisal, or (iv) by any combination of the above.

         The difference between the bid and offering prices of the Bonds may be expected to average approxiamtely 1.5% of principal amount. In the case of actively traded securities, the difference may be as little as 0.5% of 1.0%, and in the case of inactively traded securities such difference usually will not exceed 3.0%. The price at which Units may be redeemed could be less than the price paid by the Unitholder.
On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under Part A, "Summary of Essential Information."

          Purchase by the Sponsor of Units Tendered for Redemption - The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See"Public Offering - Market for Units".) Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units, provided that the Sponsor shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

         The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See "Public Offering - Offering Price".) Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units. (See "Public Offering - Sponsor's Profits".)

Sponsor

         Smith Barney Inc., 388 Greenwich Street, New York,
New York 10013 ("Smith Barney"), was incorporated in Delaware in
1960 and traces its history through predecessor partnerships to 1873. Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Smith Barney is an indirect wholly-owned subsidiary of Travelers Group Inc.

         Smith Barney sponsors numerous open-end investment companies and closed-end investment companies. Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust and Harris, Upham Tax-Exempt Fund and acts as co-sponsor of certain trusts of The Equity Income Fund, Concept series. The Sponsor has acted previously as managing underwriter of other investment companies. In addition to participating as a member of various underwriting and selling groups or as agent of other investment companies, the Sponsor also executes orders for the purchase and sale of securities of investment companies and sell securities to such companies in its capacity as broker or dealer in securities.

Limitations on Liability

         The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Unit holders for taking any action or refraining from any action in good faith or for errors in judgment or responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. (See "Tax Exempt Securities Trust - Portfolio" and "Sponsor -
Responsibility.")


Responsibility

         Although the Trusts are not actively managed as mutual funds are, the Portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds or deposited Units of other trusts when certain events occur that adversely affect the value of the Bonds, including default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Unit holders.

         The Sponsor intends to provide portfolio services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

         It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by a Trust of any securities other than the Bonds initially deposited in the Trust is prohibited.

Resignation

          If the Sponsor resigns or otherwise fails or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the affected Trusts.


TRUSTEE

         The Trustee is United States Trust Company of New
York, with its principal place of business at 114 West 47th Street, New York, New York 10036. United States Trust Company of New York has, since its establishment in 1853, engaged primarily in the management of trust and agency accounts for individuals and corporations. The Trustee is a member of the New York Clearing
House Association and is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.


Limitations on Liability

         The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. (See"Tax Exempt Securities Trust - Portfolio".) For information relating to the responsibilities and indemnification of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsor - Resignation" and "Other
Charges".


Resignation

         By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event, the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee.
If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


EVALUATOR

         The Evaluator is Kenny Information Systems, Inc., a division of J.J. Kenny Co., Inc., with main offices located at 65
Broadway, New York, New York  10006.


Limitations on Liability

         The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unit holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

         The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor.
For information relating to the responsibility of the Evaluator to evaluate the Bonds on the basis of their bid prices, see "Public Offering
- Offering Price".


Resignation

         The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee, and in such event, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator.
If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


AMENDMENT AND TERMINATION OF THE TRUST
AGREEMENT

Amendment

         The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or
(2) to make such other provisions as shall not adversely affect the interests of the Unit holders; provided, that the Trust Agreement is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust, except for the substitution of certain refunding securities for such Bonds or to permit the Trustee to engage in business or investment activities not specifically authorized in the Trust Agreement as originally adopted.
In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.






Termination

         The Trust Agreement provides that if the principal amount of Bonds is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. A Trust may be terminated at any time by 100% of the Unit holders. See Part A for additional optional and mandatory termination provisions. However, in no event may a Trust continue beyond the Mandatory Termination
Date set forth under Part A, "Summary of Essential Information". In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust, and, after paying all expenses and charges incurred by such Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Account of such Trust.


LEGAL OPINIONS

         Certain legal matters in connection with the Trusts have been passed upon by Messrs. Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor. Messrs. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for the Trustee.

AUDITORS

         The Statements of Financial Condition and Portfolio of
Securities of a trust included in this Prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


BOND RATINGS

         All ratings except those identified otherwise are by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.
("Standard & Poor's").


Standard & Poor's

         A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

         The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II. Nature of and provisions of the obligation; and

         III.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
         A summary of the meaning of the applicable rating symbols as published by Standard & Poor's follows:

         AAA - This is the highest rating assigned by Standard
& Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances differ from AAA issues only in small degrees.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and
C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus(+) or Minus(-): To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

         Conditional Ratings: Indicated by "Con" are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing issuance of insurance by the respective insurance company.


Moody's Investors Service

         A brief description of the applicable Moody's Investors
Service's rating symbols and their meanings is as follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Those municipal bonds in the Aa, A, Baa, Ba and
B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1, respectively. In addition, Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Although Industrial Revenue Bonds and Environmental Control
Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system.

         Conditional ratings, indicated by "Con" are given to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: NR indicates, among other things, that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Corporation and Moody's Investors Service do not rate a particular type of obligation as a matter of policy. Subsequent to the Date of Deposit the credit characteristics of the Issuers of Securities may have changed. Currently, certain of the Securities in the Portfolio of a Trust may be unrated and have credit characteristics comparable to securities rated below the minimum requirements of such Trust for acquisition of a Security. See Part A -
 "Portfolio of Securities" herein to ascertain the ratings on the Securities, if any, on the date of the Portfolios of Securities.


Fitch Investors Service, Inc.

         A brief description of the applicable Fitch Investors
Service, Inc. rating symbols and their meanings is as follow:

         AAA - Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA.

         A - Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) Minus (-) - Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `AAA', `DDD', `DD' or `D' categories.

         Conditional - A conditional rating is promised on the successful completion of a project of the occurrence of a specific event.

Duff & Phelps Credit Rating Co.

A brief description of the applicable Duff & Phelps Credit Rating Co. rating symbols and their meanings is as follows:
         AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA-High credit quality. Protection factors are strong.
Risk is modest but may vary slightly from time to time because of economic conditions.

         A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB-Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         NR- Not rated (credit characteristics comparable to A or better on the Date of Deposit).

Prospectus
This Prospectus contains information concerning the Trust and the Sponsors, but does not contain all the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

Index:
Page
Summary of Essential Information . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-
2
Series 360
Financial and Statistical Information. . . . . . . . . . . . . . . . . . . . . . . . .  A-3
Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-3
Balance Sheet. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-4
Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-4
Statements of Changes in Net Assets. . . . . . . . . . . . . . . . . . . . . . . . . .  A-5
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-
5
13,894 Units
Portfolio of Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-6
Tax Exempt Securities Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
  The Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
  Objectives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
  Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
PROSPECTUS
  The Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Dated August 18, 1995
  Estimated Current Return and Estimated Long-Term Return. . . . . . . . . . . . . . .   16
  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
  Expenses and Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Public Offering. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
  Offering Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Sponsor
  Method of Evaluation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
  Distribution of Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
  Market for Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
SMITH BARNEY INC.
  Exchange Option. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
  Reinvestment Program . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
388 Greenwich Street
  Sponsor's Profits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
New York, New York  10013
Rights of Unit Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
(800) 298-UNIT
  Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
  Distribution of Interest and Principal . . . . . . . . . . . . . . . . . . . . . . .   23
  Reports and Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
  Redemption of Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
Sponsor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
Evaluator. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
  Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
Amendment and Termination of the Trust Agreement . . . . . . . . . . . . . . . . . . .   29
  Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
  Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
Legal Opinions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
Bond Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
  Standard & Poor's Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
  Moody's Investors Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  Fitch Investors Service, Inc . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                   PART II

                   INFORMATION NOT REQUIRED IN PROSPECTUS

                     CONTENTS OF REGISTRATION STATEMENT


     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

       The facing Sheet on Form S-6.

       The cross-reference sheet.

       The Prospectus consisting of pages A-1 - A-     , and 1-    , back cover.

       Signatures.

     Written consents of the following persons:

       KPMG Peat Marwick

       Kenny S&P Evaluation Services,
       a division of Kenny Information Systems, Inc.
       (included in Exhibit 4.6A)

     The following exhibits:
   *4.6A - Consent of Kenny S&P Evaluation Services, a division
of Kenny    Information Systems, Inc. as Evaluator.




* Filed herewith.

KENNY S&P EVALUATION SERVICES
A Division of Kenny Information Systems, Inc.
65 Broadway
New York, New York,  10006-2511
Telephone 212/770-4000






Smith Barney Incorporated
388 Greenwich Street
New York, NY   10013



   RE:Tax Exempt Securities Trust
   Series 360



Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-49240 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration
Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.


                                        Sincerely,




                                        John R. Fitzgerald
                                         Vice President




tru:l-31

                             CONSENT OF COUNSEL

                                        The consent of counsel to
the use of their name in the Prospectus included in this Post-
Effective Amendment to the Registration Statement ("Post-
Effective Amendment") is contained in their opinion filed as
Exhibit 3.1 to the Registration Statement.


                       CONSENT OF INDEPENDENT AUDITORS

                                        We consent to the use of
our report dated August 4, 1995 included herein and to the reference to our firm under the heading "AUDITORS" in the prospectus.




                                              KPMG PEAT MARWICK

New York, New York
August 9, 1995

                                 SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant, Tax Exempt Securities Trust, Series 360, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 9th day of August, 1995.
                  Signatures appear on pages II-3.

    A majority of the members of the Board of Directors of Smith
Barney Inc. have signed this Post-Effective Amendment pursuant to Powers of Attorney authorizing the person signing this Post-Effective Amendment to do so on behalf of such members.

These Powers of Attorney were filed with the Securities and Exchange Commission under the Securities Act of 1933 with the Registration Statement of Tax Exempt Securities Trust, Appreciation Series 7, Registration No. 2-78499 and with the Registration Statement of Tax Exempt Securities Trust, Series 110, Intermediate Term Series 15 and Short-Intermediate Term Series 13, Registration Nos. 2-97179, 2-95591 and 2-96184,
respectively, with the Registration Statement of Tax Exempt Securities Trust, Series 284, Amendment No. 2, Registration No. 33-22777, with the Registration Statement of Tax Exempt Securities Trust, Series 295, Amendment No. 1, Registration No. 33-26376, and with the Registration Statement of Tax Exempt Securities Trust, Series 335, Amendment No. 1, Registration No. 33-37952.

                        TAX EXEMPT SECURITIES TRUST



                    BY SMITH BARNEY INC.

                                     By



                      (George S. Michinard, Jr.)

        By the following persons,* who constitute a majority of
the           directors of Smith Barney Inc. :


                               Steven D. Black
                            James S. Boshart III
                               Robert A. Case
                                James Dimon
                               Robert Druskin
                               Robert F. Greenhill
                               Jeffrey B. Lane
                               Robert H. Lessin
                               William J. Mills, II
                               Michael B. Panitch
                               Jack L. Rivkin
                               Paul Underwood
                                     By



                              (George S. Michinard, Jr.
                              Attorney-in-Fact)


 * Pursuant to Powers of Attorney previously filed.


                                    II-3